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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 7, 2003

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 New York                                0-20539                          16-6036816
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(State or other jurisdiction of incorporation)    (Commission File Number)    (IRS Employer Identification Number)



         90 Linden Oaks, P.O. Box 30682, Rochester, New York        14603-0682
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               (Address of Principal Executive Offices)             (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850

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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired.

         None

(b)      Pro-Forma Financial Information.

         None

(c)      Exhibits

         Exhibit No.       Description
         ----------        -----------
          99.1          Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350.
          99.2          Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350.


Item 9. Regulation FD Disclosure

On February 7, 2003, Pro-Fac Cooperative, Inc. (the "Company") filed with the Securities and Exchange Commission a Form 10-Q/A (Amendment No. 1) to amend Pro-Fac Cooperative, Inc.'s Form 10-Q for the quarter ended September 28, 2002. The Form 10-Q/A (Amendment No. 1) was accompanied by the certifications of Mr. Stephen R. Wright, as principal executive and principal financial officer of the Company under Section 906 of the Sarbanes-Oxley Act of 2002.

Copies of the certifications required under Section 906 of the Sarbanes-Oxley Act are attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         PRO-FAC COOPERATIVE, INC.


Date: February 7, 2003                    By: /s/ Stephen R. Wright
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                                             Stephen R. Wright, General Manager
                                               and Secretary
                                             Principal Executive Officer and
                                             Principal Financial Officer)

                                INDEX TO EXHIBITS


Exhibit No.   Description
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99.1          Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350.
99.2          Certification of Principal Financial Officer pursuant to 18 U.S.C. Section 1350.
